                                                                EXHIBIT 10.16


                                FORM OF GUARANTY


TO:

         1. GUARANTY OF PAYMENT AND PERFORMANCE OF OBLIGATIONS. For value received and hereby acknowledged and as an inducement to (hereinafter referred to as the "Lessor") to: (a) enter into that certain lease transaction with ____________, (hereinafter referred to as the "Lessee"), relating to the personal care home to be known as "_________________________", located in _____________________________ (hereinafter referred to as the "Facility"), pursuant to the Facility Lease Agreement of even date herewith by and between the Lessor and the Lessee (hereinafter referred to as the "Lease"), and (b) enter into or accept the other Lease Documents (as defined in the Lease) and make future loans, advances and extensions of credit to, for the account of or on behalf of the Lessee, the undersigned, BALANCED CARE CORPORATION, a Delaware corporation, having its principal place of business at 5021 Louise Drive, Suite 200, Mechanicsburg, Pennsylvania 17055 (the "Guarantor"), being the sole shareholder of the Lessee and, as such, deriving a substantial benefit from the consummation of the transaction evidenced by the Lease Documents, hereby unconditionally guarantees to the Lessor the full payment and performance of the Lease Obligations (as defined in the Lease).

         This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Lease Obligations and not merely of their collectibility and is in no way conditioned upon any requirement that the Lessor first collect or attempt to collect the Lease Obligations or any portion thereof from the Lessee or from any endorser, surety or other guarantor of any of the same or resort to any security or other means of obtaining payment of any of the Lease Obligations that the Lessor now has or may acquire after the date hereof, or upon any other contingency whatsoever. Upon any Lease Default (as defined in the Lease), the Lease Obligations and all liabilities and obligations of the Guarantor to the Lessor, hereunder or otherwise, shall, at the option of the Lessor, become immediately due and payable to the Lessor without further demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Lessor on any number of occasions. This Guaranty shall continue in full force and effect until the complete payment and performance of all of the Lease Obligations.

         All payments hereunder received by the Lessor shall be applied by the Lessor, without any marshalling of assets, towards the payment and/or performance of the Lease Obligations and any other indebtedness of the Guarantor hereunder in such order as the Lessor, in its sole and absolute discretion, may determine.

         2. DEFINED TERMS. Capitalized terms used herein and not otherwise specifically defined herein shall have the same meanings ascribed to such terms in the Lease.

         3. THE GUARANTOR'S FURTHER AGREEMENTS TO PAY. The Guarantor further agrees, as the principal obligor and not as a guarantor, to pay to the Lessor forthwith upon demand, in funds immediately available to the Lessor, all costs and expenses, including without limitation, court costs and attorneys' fees and expenses and court costs, reasonably incurred or expended by the Lessor in connection with the collection or enforcement of the Lease Obligations and the enforcement of all of the other obligations hereunder. Any amounts owed to the Lessor under this Section 3 shall be a demand obligation and, if not paid within ten (10) days after demand, shall thereafter, to the extent then permitted by law, bear interest at the Overdue Rate until the date of payment. The provisions of this Section 3 shall survive the expiration or earlier termination of the Lease.

         4. LIABILITY OF THE GUARANTOR. This Guaranty is unlimited and the Guarantor shall be jointly and severally liable with every endorser, surety or other guarantor of any or all of the Lease Obligations and the continuation of this Guaranty shall not be affected by the termination, discontinuance, release or modification of any agreement from (a) any such endorser, surety or guarantor and/or (b) any other endorser, surety or guarantor of any of the other Obligations. Nothing contained herein or otherwise shall require the Lessor to make demand upon or join the Lessee or any such endorser, surety or guarantor or other party in any suit brought upon this Guaranty; and the Guarantor hereby waives any right to require marshalling or exhaustion of any remedy against any collateral, other property, or any other Person primarily or secondarily liable.

         5. THE LESSOR'S FREEDOM TO DEAL WITH THE LESSEE AND OTHER PARTIES. The Lessor shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Lessee and with each other Person who now is or after the date hereof becomes liable in any manner for any of the Obligations in such manner as the Lessor, in its sole and absolute discretion, deems fit. The Lessor and the other Meditrust Entities have full authority (in their sole and absolute discretion) to do any or all of the following things, none of which shall discharge or affect the Guarantor's liability hereunder:

         (a) extend credit, make loans and afford other financial accommodations to the Lessee and/or any of the Related Parties at such times, in such amounts and on such terms as the Lessor may approve;

         (b) modify, amend, vary the terms and grant extensions or renewals of any present or future indebtedness or of any of the Obligations or any instrument relating to or securing the same, and, without limitation, this Guaranty shall survive the expiration or earlier termination of the Lease;

         (c) grant time, waivers and other indulgences in respect of any of the Obligations;

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



         (d) vary, exchange, release or discharge, wholly or partially, or delay or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which the Lessor or any of the other Meditrust Entities now has or acquires after the date hereof;

         (e) take or omit to take any of the actions referred to in any instrument evidencing, securing or relating to any of the Obligations or any actions under this Guaranty;

         (f) fail, omit or delay to enforce, assert or exercise any right, power or remedy conferred on the Lessor or any of the other Meditrust Entities in this Guaranty or in any other instrument evidencing, securing or relating to any of the Obligations or take or refrain from taking any other action;

         (g) accept partial payments from the Lessee, any other member of the Leasing Group, any of the Related Parties or any other Person;

         (h) release or discharge, wholly or partially, the Lessee, any other member of the Leasing Group, any of the Related Parties and/or any other Person now or hereafter primarily or secondarily liable for the Obligations (or any portion thereof) or accept additional collateral for the payment of any Obligations;

         (i) compromise or make any settlement or other arrangement with the Lessee, any other member of the Leasing Group, any of the Related Parties or any other Person referred to in clause (h) above; and

         (j) consent to and participate in the proceeds of any assignment, trust or mortgage for the benefit of creditors.

         6. UNENFORCEABILITY OF OBLIGATIONS; INVALIDITY OF SECURITY OR OTHER GUARANTIES. The obligations of the Guarantor hereunder shall not be affected by any change in the beneficial ownership of the Lessee, any other member of the Leasing Group or any of the Related Parties, by reason of any disability of the Lessee, any other member of the Leasing Group, any Related Party or by any other circumstance (other than the complete payment and performance of the Lease Obligations) which might constitute a defense available to, or a discharge of, the Lessee, any other member of the Leasing Group or any of the Related Parties in respect of any of the Obligations. If for any reason now or hereafter the Lessee, any other member of the Leasing Group or any of the Related Parties has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from the Lessee, any other member of the Leasing Group or any Related Party by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor and the Guarantor shall remain unconditionally liable for the complete payment and performance of the Lease Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall

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



not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. This Guaranty shall continue to be effective or be reinstated, as the case may be, if, at any time, any payment of the Obligations is rescinded or must otherwise be returned by the Lessor or any of the other Meditrust Entities, upon the insolvency, bankruptcy or reorganization of the Lessee, any other member of the Leasing Group or any of the Related Parties or otherwise, all as though such payment had not been made. The Guarantor covenants to cause the Lessee to maintain and preserve the enforceability of any instruments now or hereafter executed in favor of the Lessor, and to take no action of any kind which might be the basis for a claim that the Guarantor has any defense hereunder other than the complete payment and performance of the Lease Obligations.

         It shall not be necessary for the Lessor to inquire into the power of the Lessee or anyone acting or purporting to act on its behalf, and any Lease Obligation made or created in reliance upon the professed exercise of such powers shall be guarantied hereunder. The Guarantor represents that the Lessee is the bona fide tenant of the Leased Property and that the Lessee has not been formed or availed of to evade or circumvent the applicable usury laws of any state or states concerned therewith, and the Guarantor hereby indemnifies the Lessor and agrees to save it harmless against any damages or expenses suffered by the Lessor should this representation or any other representation contained herein prove untrue in any material respect. The aforesaid indemnification agreement shall include, without limitation, attorneys' fees and expenses and court costs reasonably incurred by the Lessor in connection with the enforcement of said indemnification.

         The indemnity provisions of this Section 6 shall survive the complete payment and performance of the Obligations and the expiration or earlier termination of the Lease.

         7. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR. In order to induce the Lessor to enter into or accept the Lease and the other Lease Documents, the Guarantor hereby warrants and represents to, and covenants and agrees with, the Lessor that:

         7.1.     FORMATION AND AUTHORITY OF THE GUARANTOR.

         (a) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Guarantor has all requisite corporate power to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary or desirable in order to carry out its business as now conducted and as proposed to be conducted;

         (b) The Guarantor is duly authorized to make and enter into this Guaranty and all of the other Lease Documents to which the Guarantor is a party and to carry out the transactions contemplated therein. This Guaranty and all of the other Lease Documents to which the Guarantor is a party have each been duly executed and delivered by the Guarantor, and each is a legal, valid and binding obligation of the Guarantor, enforceable in accordance with its terms;

         7.2.     THE LESSEE AS SUBSIDIARY.

         The Lessee is a wholly-owned Subsidiary of the Guarantor.

         7.3.     NO VIOLATIONS.

         The execution, delivery and performance of this Guaranty and the other Lease Documents and the consummation of the transactions thereby contemplated shall not result in any breach of, or constitute a default under, or result in the acceleration of, or constitute an event which, with notice or passage of time could result in default or acceleration of any obligation of the Guarantor or any other contract, mortgage, lien, lease, agreement, instrument, franchise, arbitration award, judgment, decree, bank loan or credit agreement, trust indenture or other instrument to which the Guarantor is a party or by which the Guarantor may be bound or affected and do not violate or contravene any Legal Requirement;

         7.4.     NO CONSENT OR APPROVAL.

         Except as already obtained or filed, as the case may be, no consent or approval or other authorization of, or exemption by, or declaration or filing with, any Person and no waiver of any right by any Person is required to authorize or permit, or is otherwise required as a condition to the Guarantor's execution and delivery of this Guaranty or any of the other Lease Documents to which it is a party and the performance of its obligations thereunder, or as a condition to the validity (assuming the due authorization, execution and delivery by the Lessor of the Lease and the other Lease Documents to which it is a party) or enforceability of any of the same and/or the first priority of any Liens granted thereunder;

         7.4.     FINANCIAL CONDITION.

         (a) The Guarantor is financially solvent and there are no actions, suits, investigations or proceedings including, without limitation, outstanding federal or state tax liens, garnishments or insolvency and bankruptcy proceedings, pending or, to the best of the Guarantor's knowledge and belief, threatened:

             i. against or affecting the Guarantor which, if adversely resolved against the Guarantor would materially adversely affect the ability of the Guarantor to perform its obligations under this Guaranty or any of the Lease Documents to which it is a party;

             ii. against or affecting the Leased Property or the ownership, construction, development, maintenance, management, repair, use, occupancy, possession or operation thereof; or

             iii. which may involve or affect the validity, priority or enforceability of this Guaranty, the Lease or any of the other Lease Documents, at law or in equity, or before or by any arbitrator or Governmental Authority;

         (b) After giving effect to the consummation of the transaction contemplated by the Lease and the other Lease Documents, the Guarantor:

             i. will be able to pay its debts as they become due;

             ii. will have sufficient funds and capital to carry on its business as now conducted or as contemplated to be conducted (in accordance with the terms of the Lease Documents);

             iii. will own property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts as they become due; and

             iv. will not be rendered insolvent as determined by applicable law;

         (c) The Guarantor is not a party to any agreement, the terms of which now have or, based upon current circumstances, as far as can be reasonably foreseen, may have a material adverse effect on its financial condition or business or on the operation of the Facility;

         (d) The Guarantor is not delinquent or claimed to be delinquent under any material obligation for the payment of borrowed money;

         7.5.     COMMERCIAL ACTS.

         The Guarantor's performance of and compliance with the obligations and conditions set forth herein and the other Lease Documents to which it is a party will constitute commercial acts done and performed for commercial purposes;

         7.6.     FILING OF TAX RETURNS.

         The Guarantor has filed all federal, state and local tax returns which are required to be filed as to which extensions are not currently in effect and has paid all taxes, assessments, impositions, fees and other governmental charges (including interest and penalties) which have become due pursuant to such returns or pursuant to any assessment or notice of tax claim or deficiency received by the Guarantor. No tax liability has been asserted by the

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



Internal Revenue Service against the Guarantor or any other federal, state or local taxing authority for taxes, assessments, impositions, fees or other governmental charges (including interest or penalties thereon) in excess of those already paid; and

         7.7.     ACCURACY OF FINANCIAL STATEMENTS AND OTHER INFORMATION.

         The financial statements of the Guarantor given to the Lessor in connection with the consummation of the transaction contemplated by the Lease Documents were true, complete and accurate and fairly presented the financial condition of the Guarantor as of the date thereof and for the periods covered thereby, having been prepared in accordance with GAAP and such financial statements disclosed all material liabilities, including, without limitation, contingent liabilities, of the Guarantor. There has been no material adverse change since such date with respect to the Tangible Net Worth or liquidity of the Guarantor or with respect to any other matters referred to or contained therein and no additional material liabilities, including, without limitation, contingent liabilities of the Guarantor have arisen or been incurred since such date. The projections heretofore delivered to the Lessor continue to be reasonable (with respect to the material assumptions upon which such projections are based) and the Guarantor reasonably anticipates the results projected therein will be achieved, there having been (a) no material adverse change in the business, assets or condition, financial or otherwise of the Guarantor or (b) no material depletion of the Guarantor's cash or decrease in working capital.

         8. CONTINUING REPRESENTATIONS AND WARRANTIES: All representations and warranties contained in this Guaranty shall constitute continuing representations and warranties which shall remain true, correct and complete as long as this Guaranty is in force and effect. Notwithstanding the provisions of the foregoing sentence but without derogation from any other terms and provisions of this Guaranty, including, without limitation, those terms and provisions containing covenants to be performed or conditions to be satisfied on the part of the Guarantor, the representations and warranties contained in Sections 7.4(a), 7.4(c), 7.4(d), in the second sentence of Section 7.6 and in the second and third sentences of Section 7.7 hereof shall not constitute continuing representations and warranties hereunder.

         9. NO CONTEST WITH THE LESSOR. No set-off, counterclaim, reduction or diminution of any obligation, or any claim or defense of any kind or nature which the Guarantor has or may have against the Lessee, any other member of the Leasing Group, any of the Related Parties or the Lessor shall be available hereunder to the Guarantor. The Guarantor shall not assert and hereby waives any right whatsoever that the Guarantor may have at law or in equity, including, without limitation, any right of subrogation or to seek contribution, indemnification or any other form of reimbursement from the Lessee, any other endorser, surety or guarantor of any of the Obligations or any other Person now or hereafter primarily or secondarily liable for any of the Obligations. The Guarantor shall not, in any proceedings under the Bankruptcy Code or insolvency proceedings of any nature, prove in competition with the Lessor in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the

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



Lessee, any other member of the Leasing Group or any of the Related Parties or the benefit of any other security for any Obligation which, now or hereafter, the Guarantor may hold in competition with the Lessor.

         10. SET-OFF. In addition to any rights now or hereafter granted under any agreement or applicable law and not by way of limitation of any such rights, upon the occurrence of any Lease Default, including, without limitation, any default by the Guarantor hereunder, the Lessor and the other Meditrust Entities are hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Guarantor or to any other Person, all of which are hereby expressly waived, to set off and to appropriate and apply any and all deposits and any other indebtedness at any time held by or owing to the Lessor (or any of the other Meditrust Entities) to or for the credit or the account of the Guarantor against and on account of the obligations and liabilities of the Guarantor to the Lessor or any of the other Meditrust Entities under this Guaranty or otherwise, irrespective of whether or not the Lessor or any of the other Meditrust Entities shall have made any demand hereunder or under any Related Party Agreement and although said obligations, liabilities or claims, or any of them, may then be contingent or unmatured and without regard to the availability or adequacy of other collateral. The Guarantor also grants to the Lessor (and the other Meditrust Entities) a security interest in all of the Guarantor's deposits, securities and other property at any time and from time to time, in the possession of the Lessor (or any of the other Meditrust Entities) and, upon the occurrence of any Lease Default, the Lessor and the other Meditrust Entities may exercise all rights and remedies of a secured party under the Massachusetts Uniform Commercial Code. The Lessor and the other Meditrust Entities shall have no duty to take steps to preserve rights against prior parties as to such securities or other property.

         The Guarantor hereby agrees that all collateral now or hereafter granted as security for any indebtedness of the Guarantor to the Lessor and/or the other Meditrust Entities shall be deemed to be additional collateral securing the Obligations.

         11. WAIVERS. The Guarantor waives presentment for payment, demand, protest, notice of nonpayment, notice of dishonor, protest of any dishonor, suretyship defenses, notice of protest and protest of the Lease Documents and, and all other notices in connection with (a) the delivery or the acceptance of the Lease Documents and any reliance thereon and/or (b) the performance, default (except notice of default as specifically elsewhere required under any of the Lease Documents) or enforcement of any obligation under the Lease Documents, and agrees that its liability shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Lessor; and the Guarantor consents to any and all extensions of time, renewals, waivers or modifications that may be granted or consented to by the Lessor with respect to the payment or performance of any obligations under the Lease Documents and to the release of the Collateral (or any part thereof), with or without substitution, and agrees that additional makers, endorsers, guarantors or sureties may become parties to the Lease Documents without notice to the Guarantor or affecting the liability of the Guarantor hereunder or under any of the other Lease Documents to which the Guarantor is a party.

         12. INDEMNIFICATION. Except with respect to the gross negligence or wilful misconduct of the Lessor or any of the other Indemnified Parties, as to which no indemnity is provided, the Guarantor hereby agrees to defend with counsel acceptable to the Lessor, indemnify and hold harmless the Lessor and each of the other Indemnified Parties from and against all damages, losses, claims, liabilities, obligations, penalties, causes of action, costs and expenses (including, without limitation, attorneys' fees, court costs and other expenses of litigation) suffered by, or claimed or asserted against, the Lessor or any of the other Indemnified Parties, directly or indirectly, based on, arising out of or resulting from (a) the use and occupancy of the Leased Property or any business conducted therein, (b) any act, fault, omission to act or misconduct by (i) any member of the Leasing Group, (ii) any Affiliate of the Lessee or (iii) any employee, agent, licensee, business invitee, guest, customer, contractor or sublessee of any of the foregoing parties, relating to, directly or indirectly, the Leased Property, (c) any accident, injury or damage whatsoever caused to any Person, including, without limitation, any claim of malpractice, or to the property of any Person in or about the Leased Property or outside of the Leased Property where such accident, injury or damage results or is claimed to have resulted from any act, fault, omission to act or misconduct by any member of the Leasing Group or any Affiliate of the Lessee or any employee, agent, licensee, contractor or sublessee of any of the foregoing parties, (d) any Lease Default, (e) any claim brought or threatened against any of the Indemnified Parties by any member of the Leasing Group or by any other Person on account of (i) the Lessor's relationship with any member of the Leasing Group pertaining in any way to the Leased Property and/or the transaction evidenced by the Lease Documents and/or (ii) the Lessor's negotiation of, entering into and/or performing any of its obligations and/or exercising any of its right and remedies under any of the Lease Documents, (f) any attempt by any member of the Leasing Group or any Affiliate of the Lessee to transfer or relocate any of the Permits to any location other than the Leased Property and/or (g) the enforcement of this indemnity. Any amounts which become payable by the Guarantor under this Section 12 shall be a demand obligation of the Guarantor to the Lessor. The indemnity provided for in this
Section 12 shall survive any termination of this Guaranty.

         13. NOTICES. Any notice, request, demand, statement or consent made hereunder shall be in writing and shall be deemed duly given if personally delivered, sent by certified mail, return receipt requested, or sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, postage or delivery charges prepaid, and shall be deemed given when postmarked or placed in the possession of such mail or delivery service and addressed as follows:

IF TO THE GUARANTOR:       Balanced Care Corporation
                           5021 Louise Drive, Suite 200
                           Mechanicsburg, Pennsylvania 17055
                           Attn:  President

WITH COPIES TO:            Balanced Care Corporation
                           5021 Louise Drive, Suite 200
                           Mechanicsburg, Pennsylvania 17055
                           Attn:  General Counsel

                           Kirkpatrick & Lockhart
                           1500 Oliver Building
                           Pittsburgh, Pennsylvania 15222-2312
                           Attn: ________________________

IF TO THE LESSOR:

WITH COPIES TO:            Attn: ________________________

or at such other place as any of the parties hereto may from time to time hereafter designate to the others in writing. Any notice given to the Guarantor by the Lessor at any time shall not imply that such notice or any further or similar notice was or is required.

         14. GOVERNING LAW. This Guaranty shall be construed, and the rights and obligations of the Lessor and the Guarantor shall be determined, in accordance with the laws of the Commonwealth of Massachusetts.

         The Guarantor hereby consents to personal jurisdiction in the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of or with respect to any of the Lease Documents, the negotiation and/or consummation of the transactions evidenced by the Lease Documents, the Lessor's relationship of any member of the Leasing Group in connection with the transactions evidenced by the Lease Documents and/or the performance of any obligation or the exercise of any remedy under any of the Lease Documents and expressly waives any and all objections the Guarantor may have as to venue in any of such courts.

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


         15. GENERAL PROVISIONS; RULES OF CONSTRUCTION. The provisions set forth in Article 23 and Sections 2.2, 11.5.4, 16.8 through 16.10, 17.2, 24.2 through 24.10 and 24.12 of the Lease are hereby incorporated herein by reference, mutatis, mutandis and shall be applicable to this Guaranty as if set forth in full herein.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as an instrument under seal as of the __________________________.

WITNESS:                               GUARANTOR:
-------                                ---------

____________________
Name:

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
SCHEDULE TO EXHIBIT 10.16 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

                                    GUARANTY
                                    --------

         PROJECT                                 PARTIES                                  FACILITY                DATE
         -------                                 -------                                  --------                ----

Harmony Manor, WI           Meditrust Mortgage Investments, Inc. and BCC of    Harmony Manor facilities          5/2/96
                            Wisconsin, Inc.

Reading, PA                 Meditrust Acquisition Corporation II and BCC at    Outlook Pointe at Reading        2/27/97
                            Reading, Inc.

State College, PA           Meditrust Acquisition Corporation II and BCC at    Outlook Pointe at State           8/2/96
                            State College, Inc.                                College

Allegheny, PA               Meditrust Acquisition Corporation II and BCC at    Outlook Pointe at Altoona         8/2/96
                            Altoona, Inc.

Blytheville, AR             Meditrust Acquisition Corporation II and           Outlook Pointe at Blytheville    11/1/96
                            Balanced Care at Blytheville, Inc.

Maumelle, AR                Meditrust Acquisition Corporation II and           Outlook Pointe at Maumelle       11/1/96
                            Balanced Care at Maumelle, Inc.

Mountain Home, AR           Meditrust Acquisition Corporation II and           Outlook Pointe at Mountain       11/1/96
                            Balanced Care at Mountain Home, Inc.               Home

Pocahontas, AR              Meditrust Acquisition Corporation II and           Outlook Pointe at Pocahontas     11/1/96
                            Balanced Care at Pocahontas, Inc.

Sherwood, AR                Meditrust Acquisition Corporation II and           Outlook Pointe at Sherwood       11/1/96
                            Balanced Care at Sherwood, Inc.

Hawthorn Properties         Balanced Care Corporation and National Care        Hawthorn Property Facilities     8/30/96
(7 guaranties):             Centers of Hermitage, Inc., National Care
       Hermitage            Centers, Inc., National Care Centers of Lebanon,
       Lebanon Care         Inc., Springfield Retirement Village, Inc.,
       Lebanon Park         National Care Centers of Nixa, Inc., National
       Mt. Vernon           Care Centers of Springfield, Inc. and Mt. Vernon
       Nixa                 Park Care Center West, Inc.
       Springfield
       West Park

Hawthorn Properties         Dixon Management, Inc. and National Care Centers   Hawthorn Property Facilities     8/30/96
(7 guaranties)              of Hermitage, Inc., National Care Centers, Inc.,
                            National Care Centers of Lebanon, Inc.,
                            Springfield Retirement Village, Inc., National
                            Care Centers of Nixa, Inc., National Care
                            Centers of Springfield, Inc. and Mt. Vernon Park
                            Care Center West, Inc.

Hawthorn Properties         BCC at Nevada Park Care Center, Inc. and           Hawthorn Property Facilities     8/30/96
(7 guaranties)              National Care Centers of Hermitage, Inc.,
                            National Care Centers, Inc., National Care
                            Centers of Lebanon, Inc., Springfield Retirement
                            Village, Inc., National Care Centers of Nixa,
                            Inc., National Care Centers of Springfield, Inc.
                            and Mt. Vernon Park Care Center West, Inc.


Hawthorn Properties         BCC at Republic Park Center, Inc. and National     Hawthorn Property Facilities     8/30/96
(7 guaranties)              Care Centers of Hermitage, Inc., National Care
                            Centers, Inc., National Care Centers of Lebanon,
                            Inc., Springfield Retirement Village, Inc.,
                            National Care Centers of Nixa, Inc., National
                            Care Centers of Springfield, Inc. and Mt. Vernon
                            Park Care Center West, Inc.

SCHEDULE TO EXHIBIT 10.16 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

                                    GUARANTY
                                    --------

PROJECT              PARTIES                                      FACILITY                            DATE
-------              -------                                      --------                            ----
Lima, OH             Meditrust Acquisition Corporation II         Outlook Pointe at Lima              9/30/97
                     (Lessor); TC Realty Corporation I
                     (Lessee); and Balanced Care Corporation
                     (Guarantor)

Scranton, PA         Meditrust Acquisition Corporation II         Outlook Pointe at Scranton          9/30/97
                     (Lessor); TC Realty Corporation III
                     (Lessee); and Balanced Care Corporation
                     (Guarantor)

Xenia, OH            Meditrust Acquisition Corporation II         Outlook Pointe at Xenia             9/30/97
                     (Lessor); TC Realty Corporation IV
                     (Lessee); and Balanced Care Corporation
                     (Guarantor)